                                                                    OMB APPROVAL
                                                           OMB Number: 3235-0059
                                                       Expires: January 31, 2008
                                                        Estimated average burden
                                                      hours per response.....14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                    (Address of Principal Executive Offices)

                                  303-333-3863
                (Registrant's Telephone No., including Area Code)

  Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. SEC 1913 (04-05)

                                    FORM OF

                                     JANUS
                               OUTBOUND CALL FLOW

"Hello, I'm trying to reach (s/h name). Is he/she available?

MY NAME IS ____, CALLING FROM COMPUTERSHARE FUND SERVICES ON BEHALF OF JANUS (FUND NAME). PLEASE NOTE THAT I'M CALLING ON A RECORDED LINE FOR ACCURACY. We sent you a [proxy statement and proxy card] or [proxy materials] to register your vote for the shareholder meeting and haven't received it back so we were calling to see if you have received those materials? (proceed to "YES" or "NO")

YES

"Would you have any objections to voting along with the recommendations of your [Board] or [Independent Trustees]?" (proceed to "YES-offer to take vote" or "NO-offer to take vote")

NO

(Agents, confirm that address on registration is current) You should be receiving proxy materials shortly. Your [Board] or [Independent Trustees] recommends a vote in FAVOR of the proposed fund reorganization. Your participation would be greatly appreciated. Do you have a pen and paper handy? Once you have received the materials, please call us at 1-866-546-5791 to quickly vote your shares over the phone. Thank you for your time. Have a good day/evening.

NO (-offer to take vote)

I AM RECORDING YOUR (__________) VOTE AND WILL SEND YOU A PRINTED CONFIRMATION TO (ADDRESS). FOR CONFIRMATION PURPOSES, MAY I HAVE THE CITY, STATE AND ZIP CODE THAT WE'LL BE MAILING YOUR CONFIRMATION TO?

Thank you for your time and your vote Mr./Mrs. ________ have a good day/evening!

YES (-offer to take vote)

(Use Appropriate Response) WOULD YOU LIKE TO VOTE ALONG WITH THE RECOMMENDATIONS OF [BOARD] OR [INDEPENDENT TRUSTEES]? (proceed to "shareholder agrees to vote" or "shareholder declines to vote")

SHAREHOLDER AGREES TO VOTE

I AM RECORDING YOUR (________) VOTE AND WILL SEND YOU A PRINTED CONFIRMATION TO (ADDRESS). FOR CONFIRMATION PURPOSES, MAY I HAVE THE CITY, STATE AND ZIP CODE THAT WE'LL BE MAILING YOUR CONFIRMATION TO?

SHAREHOLDER DECLINES TO VOTE

Thank you. Your participation would be greatly appreciated. Would you like our toll free number so you can call back at your convenience? Do you have a pen and paper handy? Our toll free number is 1-866-546-5791, please call any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday. Thank you for your time. Have a good day/evening!

                                     Janus
             Outbound Call Flow - Alternate Introduction call flows






Alternate Introduction Call Flows:

IF Investment is in a Trust:
My name is ____ and I'm calling on a recorded line regarding the investment in the [fund name] held in [Trust Name] for which you are listed as Trustee.

IF Investment is in a Custodial Acct for a Minor:
My name is ____ and I'm calling on a recorded line regarding the investment in the [fund name] you control as custodian for [name of minor].

IF Investment is held by an Association or Club:
My name is ____ and I'm calling on a recorded line regarding the investment in the [fund name] held in [Association / Club Name] for which you are listed as contact.

IF Investment is in a Company Name:
My name is ____ and I'm calling on a recorded line regarding the investment in the [fund name] held by [Company's Name] for which you are listed as contact.

IF Investment is in 401 K / Pension Plan held by Company Name:
My name is ____ and I'm calling on a recorded line regarding the investment in the [fund name] held the [Company's Name] [401 K / Pension Plan] for which you are listed as contact person.

                                    FORM OF

                             MUTUAL FUND RESPONSES

   SH STATES ......                                                    RESPONSE
---------------------   -----------------------------------------------------------------------------------------------------
"MY SPOUSE TAKES        (If wife/husband is a shareholder)I understand Mr./Mrs. Is your wife/husband available to speak with
CARE OF IT."            me?

                        (IF WIFE/HUSBAND IS UNAVAILABLE)

                        CSR: " Mr./ Mrs. Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time."

"I DON'T KNOW HOW TO    Your Board's Independent Trustees have reviewed ( each / the ) proposal and believe the proposal(s)
VOTE ... "              are in the best interest of the fund and its shareholders. Your Board is recommending shareholders vote "FOR" the proposal(s). Would you have any objections to voting along with the recommendations of your Board?

"I DON'T KNOW THE       I would be happy to review the proposal(s) with you. (read briefly paragraph if shareholder wants the
PROPOSAL(S)..."         proposal(s) reviewed at this point).

"MY BROKER TAKES        I understand that your Broker may help you choose the funds, however certain proposal(s) require a
CARE OF IT "            direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s)
                        quickly for you now if you wish.

"I DON'T HAVE THE       I understand Mr. / Mrs. / Miss ..........., however, your vote is very important. Voting now will
TIME RIGHT NOW ..."     only take a brief moment of your time. Would you have any objections to voting along with the recommendations of your Board?

"I DON'T HAVE ENOUGH    Mr. / Mrs. / Miss. ... every vote is important to the fund and helps bring the fund a step closer to
SHARES TO VOTE ....."   holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you have any objections to voting along with the recommendations of your Board?

"I SOLD MY SHARES /     I understand, however you were a shareholder as of the record date and therefore you are the only
I NO LONGER OWN         person who can vote those shares. Would you have any objections to voting along with the
SHARES IN THAT FUND"    recommendations of your Board?

   SH STATES ......                                                    RESPONSE
---------------------   -----------------------------------------------------------------------------------------------------
"I'VE ALREADY MAILED    1.   If the shareholder's vote shows as 'Tabulator Received' or as Voted in Proxy 01, then simply
IN MY PROXY"                 thank them for voting and disposition as HAS.

                        2.   If the shareholder's vote does not yet show in Proxy 01 then continue ......

                        "Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded."

                                      If s/h says "Yes", then continue by asking for the vote as per the script:

                        "Your Board's Independent Trustees are recommending shareholders vote "FOR" the proposal(s). Would you have any objections to voting along with the recommendations of your Board?"

"THE MEETING DATE IS    I understand. We were calling today because your Board would like to hear from all shareholders on
SO FAR AWAY, THERE      this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone,
IS PLENTY OF TIME -     which makes the voting process much easier and faster.
I'LL VOTE LATER"
                        Your Board's Independent Trustees have reviewed the proposal(s) and are recommending that shareholders vote "FOR" the proposal(s) because they believe the proposal(s) is/are in the best interest of the Fund and its shareholders.

                        Would you like to vote along with the recommendations of your Board?

AFTER ASKING 'WOULD
YOU HAVE ANY                                                      RESPOND AS BELOW:
OBJECTIONS TO VOTING
ALONG WITH THE          Do you have any questions regarding the proposed reorganization that I might be able to answer for
RECOMMENDATIONS OF      you? Is there additional information that would be helpful? Would you like us to call back at a later
YOUR BOARD?'            time? [If the investor responds "No" to any of the above, potentially code so that they do not receive another call.]
- IF THE SHAREHOLDER
SIMPLY SAYS 'YES'.

    SH STATES ...                                                      RESPONSE
---------------------   -----------------------------------------------------------------------------------------------------
"WHY ARE YOU CALLING    (Fund name) has asked us to contact you because we sent you proxy materials to register your vote for
ME?" # 1                the upcoming shareholder meeting and haven't received it back, so we're calling to encourage you to vote your shares. Mr. / Mrs. / Miss ... Would you have any objections to voting along with the recommendations of your Board?

"WHY ARE YOU CALLING    Your Board would like to hear from all shareholders on this matter and your Fund has asked us to call
ME?" # 2 (to use        to offer you the convenience of voting over the phone. This makes your voting process much easier and
if the first answer     faster. Mr. / Mrs. / Miss ... Would you have any objections to voting along with the recommendations
does not satisfy the    of your Board?
shareholder).

"I DON'T WANT TO        Mr. / Mrs. / Miss. .... Your vote is very important to the fund. Your Fund needs a certain percentage
VOTE"                   of votes before the meeting can be held. Would you have any objections to voting along with the
OR                      recommendations of your Board?
"I NEVER VOTE ..."

"I DON'T ACCEPT         I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call
THESE TYPES OF          List, however, I did want to let you know that this call is in regards to your current investment in
CALLS."                 Janus (Fund name) and we are simply calling to advise you of a shareholders meeting and are asking if you would like to register your vote?

"HOW MANY VOTES DO      I have limited information on that. What I do know is that every vote is important at this point and
YOU STILL NEED?"        that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendations of your Board?

"IS THERE STRONG        Not to my knowledge. We are just calling because not enough votes have been received to hold the
OPPOSITION TO THE       meeting and so we are calling to ask if you'd like to vote along with the recommendations of your
BOARD'S                 Board?
RECOMMENDATION?

"I'VE NEVER RECEIVED    I see. This has become a standard in the industry, and the proxy statement that was sent to you,
A CALL LIKE THIS        mentions that if your vote is not received, you may receive a call offering you the convenience of
BEFORE"                 voting by telephone. Your Board is recommending shareholders vote "FOR" the proposal(s). Would you have any objections to voting along with the recommendations of your Board?